UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22392

Cohen & Steers Preferred Securities and Income Fund, Inc.
(Exact name of registrant as specified in charter)

280 Park Avenue, New York, NY			10017
(Address of principal executive offices)			(Zip code)

Tina M. Payne Cohen & Steers Capital Management, Inc. 280 Park Avenue New York, New York 10017
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(212) 832-3232

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2013

Item 1. Reports to Stockholders.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

To Our Shareholders:

We would like to share with you our report for the year ended December 31, 2013. The net asset values (NAV) per share at that date were $12.87, $12.81 and $12.88 for Class A, Class C and Class I shares, respectively.

The total returns, including income and change in NAV, for the Fund and its comparative benchmarks were:

	Six Months Ended December 31, 2013	Year Ended December 31, 2013
Cohen & Steers Preferred Securities and Income Fund—Class A	1.36%	2.55%
Cohen & Steers Preferred Securities and Income Fund—Class C	1.04%	1.83%
Cohen & Steers Preferred Securities and Income Fund—Class I	1.53%	2.82%
BofA Merrill Lynch Fixed-Rate Preferred Securities Index[a]	–4.00%	–3.65%
Blended benchmark—50% BofA Merrill Lynch U.S. Capital Securities Index/50% BofA Merrill Lynch Fixed-Rate Preferred Securities Index[a]	0.31%	0.58%
S&P 500 Index[a]	16.31%	32.39%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and the principal value of an investment will fluctuate and shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Current total returns of the Fund can be obtained by visiting our website at cohenandsteers.com. All share class returns assume the reinvestment of all dividends and distributions at NAV. Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower. Performance quoted does not reflect the deduction of the maximum 3.75% initial sales charge on Class A shares and 1% maximum contingent deferred sales charge on Class C shares. The 1% maximum contingent deferred sales charge on Class C shares applies if redemption occurs less than one year from purchase. If such charges were included, returns would have been lower. Index performance does not reflect the deduction of any fees, taxes or expenses. An investor cannot invest directly in an index. Performance figures for periods shorter than one year are not annualized.

a  BofA Merrill Lynch Fixed-Rate Preferred Securities Index tracks the performance of fixed-rate U.S. dollar denominated preferred securities issued in the U.S. domestic market. The BofA Merrill Lynch U.S. Capital Securities Index is a subset of The BofA Merrill Lynch U.S. Corporate Index including all fixed-to-floating rate, perpetual callable and capital securities. The Standard and Poor's 500 Composite Stock Index (S&P 500 Index) is an unmanaged index of 500 large capitalization, publicly traded stocks representing a variety of industries that is frequently used as a general measure of stock market performance.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

The Fund implements fair value pricing when the daily change in a specific U.S. market index exceeds a predetermined percentage. Fair value pricing adjusts the valuation of certain non-U.S. equity holdings to account for such index change following the close of foreign markets. This standard practice has been adopted by a majority of the fund industry. In the event fair value pricing is implemented on the first and/or last day of a performance measurement period, the Fund's return may diverge from the relative performance of its benchmark, which does not use fair value pricing.

Please note that distributions paid by the Fund to shareholders are subject to recharacterization for tax purposes and are taxable up to the amount of the Fund's investment company taxable income and net realized gains. Distributions in excess of the Fund's investment company taxable income and realized gains are a return of capital distributed from the Fund's assets.

Investment Review

The preferred securities market delivered positive total returns in 2013, besting the negative returns of many major fixed income asset classes, such as investment grade, corporate and municipal bonds. Financial assets perceived to be the most susceptible to interest-rate risk faced headwinds from rising Treasury yields and U.S. Federal Reserve (the Fed) policy uncertainty during the year. As sentiment toward fixed income weakened, lower-quality, equity-like assets generally outperformed.

While on the whole preferred securities performed well, individual security returns varied considerably. Notably, the over-the-counter (OTC) preferred securities market delivered far better returns than the smaller exchange-listed market. The BofA Merrill Lynch U.S. Capital Securities Index, which measures returns of investment-grade OTC preferreds, delivered a total return of 5.0% in 2013. This compared with a return of –3.7% for the investment-grade exchange-listed market, per the BofA Merrill Lynch Fixed-Rate Preferred Securities Index. Better OTC security performance can be attributed in large part to the much lower interest-rate sensitivity of the structures that dominate the OTC market. OTC preferreds typically have "fixed-to-float" structures and, as such, are fixed rate for limited periods of time before becoming floating rate. These securities can offer far less interest-rate risk than the long-term fixed-rate issues that dominate the exchange-listed market.

Another general theme for performance in the preferred market was that lower-quality and higher-credit-spread instruments generally outperformed. Historically a mostly investment-grade market, the financial crisis led to many ratings downgrades of preferred securities as well as to new, more equity-like and generally lower-rated structures. Today over one-third of the preferred market bears below investment-grade ratings. The BofA Merrill Lynch High Yield Fixed-Rate Preferred Securities Index, which measures the performance of below investment-grade exchange-listed issues, returned 2.7% in 2013, substantially better than comparable investment-grade securities.

A positive start gave way to quantitative easing (QE) tapering concerns

The year began on a positive note for fixed income, generally supported by historically low interest rates and signs of a modestly expanding U.S. economy. The yield on the 10-year Treasury reached 1.6% in early May as benign inflation data continued to support enthusiasm for bonds. However, fixed income markets reversed course in the second half of May after Fed Chairman Ben Bernanke indicated a potential to taper the size of the Fed's unprecedented QE securities purchase program, depending

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

on the path of U.S. economic growth. Relatively stronger economic data pushed bond yields higher as the summer progressed; the benchmark 10-year Treasury hit a two-year high of 3.0% by early September. Yields then pulled back somewhat after the Fed countered market expectations and left asset purchases unchanged at its September meeting. However, bond yields rose again later in the year as a strong November jobs report, along with minutes from the Fed's monthly meeting indicating growing support for a withdrawal of QE stimulus—albeit with guidance that short rates would nonetheless remain near zero for an extended period—renewed concerns that tapering could come soon.

In mid-December, the Fed ultimately did announce that the QE program would be tapered: starting in January 2014, the total size of its bond and mortgage purchases would be reduced from $85 billion to $75 billion per month. Equity investors responded positively as concerns about less accommodative policy were outweighed by improving economic conditions and the Fed's reassurance to keep target rates low. Though Treasury yields remained relatively stable following the long-awaited news, the benchmark 10-year U.S. Treasury yield rose by roughly 25 basis points in December, to end the year at 3.0%.

European preferreds outperformed

Preferreds issued by European financial institutions were among the better performers for 2013, as their relatively high yields and wide credit spreads continued to attract investors. Additionally, economic data in the U.K. and Europe remained supportive during the year, and signs of improving economic conditions from the European periphery were particularly encouraging. Recently issued contingent capital securities (CoCos)—the new breed of bank capital preferreds—performed well in 2013 due to their generally high coupons and equity-like characteristics. These securities have also come in fixed-to-floating-rate structures, and most have had coupons that reset in just five years, rather than the 10 years often seen in U.S. OTC preferreds. As a result, these securities generally have lower durations, and were therefore more resilient in an environment of rising interest rates.

Fund Performance

The Fund substantially outperformed its benchmarks in 2013. A good deal of outperformance was due to security selection in the banking sector, where returns were aided by a number of out-of-index positions in preferreds issued by European companies. We also avoided certain low-yielding investment-grade securities that underperformed.

In general, our underweight in exchange-traded issues in our broad strategy accounts was a significant contributor to relative performance. On a sector basis, security selection in the brokerage sector detracted from performance. Our holdings included some floating-rate issues that underperformed as investors pushed out the timeline for short-term interest rates to rise above the securities' 3.5%-4.0% floors, which would trigger a favorable reset in their coupons.

Impact of derivatives on Fund performance

The Fund used derivatives in the form of forward foreign currency exchange contracts in order to manage currency risk on certain Fund positions denominated in foreign currencies. These contracts did not have a material effect on the Fund's total return during the 12-month period ended December 31, 2013.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

Investment Outlook

Over the coming year, we expect to see a continuing trend of improving economic growth and a modest rebound in inflation from historically low levels, sustaining QE tapering and somewhat higher Treasury yields. In this context, we believe preferred securities may continue to offer value relative to many other fixed income categories given their high income rates—generally in the 6.0-8.0% range—and still wide credit spreads relative to historical levels. The defensive interest-rate structures that dominate the OTC preferred market may also contribute to solid relative returns. The favorable performance of preferred securities versus many other fixed income asset classes in 2013 has demonstrated the importance of income in the total-return equation. However, we believe active management will remain critical as changing circumstances and valuations will cause some securities to perform much better than others. As financial issuers continue to build regulatory capital by issuing preferreds, new issues may also be a source of solid returns in our view.

Given our economic and interest-rate views, we continue to favor lower-duration issues, including fixed-to-floating rate and floating-rate issues. We also continue to find relatively better value in below-investment-grade securities, as we believe many stand to benefit further from narrowing credit spreads as the economy improves and financial issuer balance sheets continue to strengthen. Additionally, we retain our general preference for foreign issues, particularly those of European companies, which we believe will continue to benefit from improving fundamentals. We are generally seeing better opportunities in the global institutional OTC market, including new transactions. However, given the recent downdraft, we believe there is value in the exchange-traded market, including fixed-rate structures, as many now price in a substantially higher interest-rate environment. While we approach investing more cautiously in the space, we believe many exchange-listed securities fully price in a much higher rate environment, offering deep price discounts and yields similar to those seen in 2003-2008, when the 10-year Treasury yield averaged more than 4.0%.

Given its high financial issuer content, the preferred securities market continues to benefit from new bank regulatory capital requirements that are being implemented globally and that will continue to strengthen over the next several years. The new rules are forcing many financial institutions to reduce leverage over time, which could help preferred securities holders as risk spreads narrow. In addition, many institutions are issuing new types of Basel III-compliant preferred securities, most of which are being issued into the institutional OTC market due to the need for more complex and customized structures. Some of these recent offerings have been attractive, in our view, including certain investment-grade and just-below-investment-grade securities with income rates of 7.0-8.0% and coupons that reset in five years—features that we believe make them defensive with respect to interest-rate risk.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

Sincerely,

MARTIN COHEN	ROBERT H. STEERS
Co-chairman	Co-chairman

JOSEPH M. HARVEY	WILLIAM F. SCAPELL
Portfolio Manager	Portfolio Manager

The views and opinions in the preceding commentary are subject to change without notice and are as of the date of publication. There is no guarantee that any market forecast set forth in the commentary will be realized. This material represents an assessment of the market environment at a specific point in time, should not be relied upon as investment advice and is not intended to predict or depict performance of any investment.

Visit Cohen & Steers online at cohenandsteers.com

For more information about any of our funds, visit cohenandsteers.com, where you will find net asset values, fund fact sheets and portfolio highlights. You can also access newsletters, education tools and market updates covering real assets including real estate, listed infrastructure, MLPs and commodities, as well as large cap value and preferred securities.

In addition, our website contains comprehensive information about our firm, including our most recent press releases, profiles of our senior investment professionals and an overview of our investment approach.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

Performance Review (Unaudited)

Class A—Growth of a $10,000 Investment

Class C—Growth of a $10,000 Investment

Class I—Growth of a $100,000 Investment

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

Performance Review (Unaudited)—(Continued)

Average Annual Total Returns—For Periods Ended December 31, 2013

	Class A Shares	Class C Shares	Class I Shares
1 Year (with sales charge)	-1.29%[b]	0.83%[c]	—
1 Year (without sales charge)	2.55%	1.83%	2.82%
Since Inception[d] (with sales charge)	8.74%[b]	9.14%	—
Since Inception[d] (without sales charge)	9.88%	9.14%	10.25%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate and shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance information current to the most recent month end can be obtained by visiting our website at cohenandsteers.com. All share class returns assume the reinvestment of all dividends and distributions at NAV. The performance graphs and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the periods presented above, the advisor waived fees and/or reimbursed expenses. Without this arrangement, performance would have been lower.

The annualized gross and net expense ratios, respectively, for each class of shares as disclosed in the May 1, 2013 prospectus for Class A and Class C shares, and May 1, 2013 prospectus, as amended June 24, 2013, for Class I shares were as follows: Class A—1.22% and 1.10%; Class C—1.87% and 1.75%; and Class I—0.87% and 0.75%. Through June 30, 2015, the advisor has contractually agreed to waive its fee and/or reimburse the Fund for expenses incurred (excluding acquired fund fees and expenses, and extraordinary expenses) to the extent necessary to maintain the Fund's total annual operating expenses as a percentage of average net assets at 1.10% for Class A shares, 1.75% for Class C shares and 0.75% for Class I shares.

a  The comparative indexes are not adjusted to reflect expenses or other fees that the SEC requires to be reflected in the Fund's performance. Index performance does not reflect the deduction of any fees, taxes or expenses. An investor cannot invest directly in an index. The Fund's performance assumes the reinvestment of all dividends and distributions at NAV. For more information, including charges and expenses, please read the prospectus carefully before you invest.

b  Reflects a 3.75% front-end sales charge.

c  Reflects a contingent deferred sales charge of 1%.

d  Inception date of May 3, 2010.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

Expense Example (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs including investment advisory fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2013—December 31, 2013.

Actual Expenses

The first line of the following table provides information about actual account values and expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

Expense Example (Unaudited)—(Continued)

	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Expenses Paid During Period[a] July 1, 2013– December 31, 2013
Class A
Actual (1.36% return)	$1,000.00	$1,013.60	$5.58
Hypothetical (5% annual return before expenses)	$1,000.00	$1,019.66	$5.60
Class C
Actual (1.04% return)	$1,000.00	$1,010.40	$8.87
Hypothetical (5% annual return before expenses)	$1,000.00	$1,016.38	$8.89
Class I
Actual (1.53% return)	$1,000.00	$1,015.30	$3.81
Hypothetical (5% annual return before expenses)	$1,000.00	$1,021.42	$3.82

a  Expenses are equal to the Fund's Class A, Class C and Class I annualized expense ratios of 1.10%, 1.75% and 0.75%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). If the Fund had borne all of its expenses that were assumed by the advisor, the annualized expense ratios would have been 1.22%, 1.87% and 0.89%, respectively.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

December 31, 2013
Top Ten Holdingsa
(Unaudited)

Security	Value	% of Net Assets
JPMorgan Chase & Co., 7.90%, Series I	$78,294,460	3.7
Wells Fargo & Co., 7.98%, Series K	55,070,400	2.6
General Electric Capital Corp., 7.125%, Series A	39,847,116	1.9
American International Group, 8.175%, due 5/15/68 (FRN)	36,764,685	1.7
HSBC Capital Funding LP, 10.176%, 144A (United Kingdom)	36,606,105	1.7
La Mondiale Vie, 7.625% (France)	34,665,750	1.6
Prudential Financial, 5.625%, due 6/15/43 (FRN)	34,647,375	1.6
Centaur Funding Corp., 9.08%, due 4/21/20, 144A (Cayman)	34,304,836	1.6
Countrywide Capital V, 7.00%, due 11/1/36	33,666,499	1.6
HBOS Capital Funding LP, 6.85% (United Kingdom)	32,297,160	1.5

a  Top ten holdings are determined on the basis of the value of individual securities held. The Fund may also hold positions in other types of securities issued by the companies listed above. See the Schedule of Investments for additional details on such other positions.

Sector Breakdown
(Based on Net Assets)
(Unaudited)

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS

December 31, 2013

		Number of Shares	Value
PREFERRED SECURITIES—$25 PAR VALUE	34.3%
BANKS	11.7%
AgriBank FCB, 6.875% ($100 Par Value)		104,500	$10,316,115
Ally Financial, 7.375%, due 12/16/44		132,872	3,373,620
Astoria Financial Corp., 6.50%, Series C		140,496	3,083,887
BB&T Corp., 5.625%, Series E		389,985	7,936,195
Citigroup, 6.875%, Series K		175,700	4,452,238
CoBank ACB, 6.25%, 144A ($100 Par Value)[a]		276,000	26,582,250
CoBank ACB, 6.125%, Series G ($100 Par Value)		150,250	12,287,640
Countrywide Capital IV, 6.75%, due 4/1/33		625,737	15,574,594
Countrywide Capital V, 7.00%, due 11/1/36		1,328,067	33,666,499
Farm Credit Bank of Texas, 6.75%, 144Aa		211,700	21,289,081
First Niagara Financial Group, 8.625%, Series B		229,881	6,404,485
First Republic Bank, 6.20%, Series B		319,688	7,081,089
GMAC Capital Trust I, 8.125%, due 2/15/40, Series II (TruPS)		250,000	6,685,000
Huntington Bancshares, 8.50%, Series A ($1,000 Par Value)(Convertible)		17,735	22,434,775
PNC Financial Services Group, 6.125%, Series P		855,460	21,600,365
PrivateBancorp, 7.125%, due 10/30/42		347,970	8,281,686
US Bancorp, 6.50%, Series F		353,188	9,288,844
Wells Fargo & Co., 5.85%		198,125	4,669,807
Wells Fargo & Co., 6.625%		145,668	3,746,581
Zions Bancorp, 7.90%, Series F		462,800	12,412,296
Zions Bancorp, 6.30%, Series G		346,163	8,062,136
			249,229,183
BANKS—FOREIGN	1.3%
Barclays Bank PLC, 7.75%, Series IV (United Kingdom)		462,868	11,724,446
National Westminster Bank PLC, 7.76%, Series C (United Kingdom)		448,873	11,302,622
Royal Bank of Scotland Group PLC, 7.25%, Series H (United Kingdom)		209,393	5,065,217
			28,092,285
ELECTRIC—INTEGRATED	0.6%
Integrys Energy Group, 6.00%, due 8/1/73		572,228	13,704,861

See accompanying notes to financial statements.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2013

		Number of Shares	Value
FINANCE	0.7%
INVESTMENT ADVISORY SERVICES	0.5%
Affiliated Managers Group, 6.375%, due 8/15/42		465,300	$10,585,575
INVESTMENT BANKER/BROKER	0.2%
Morgan Stanley, 6.875%		187,151	4,684,390
TOTAL FINANCE			15,269,965
INSURANCE	7.3%
LIFE/HEALTH INSURANCE	1.1%
Principal Financial Group, 5.563%, Series A ($100 Par Value)		112,000	11,256,000
Principal Financial Group, 6.518%, Series B (FRN)		457,331	10,861,611
Prudential Financial, 5.75%, due 12/15/52		97,329	2,055,589
			24,173,200
LIFE/HEALTH INSURANCE—FOREIGN	0.8%
Aegon NV, 6.875% (Netherlands)		311,120	7,706,443
Aegon NV, 7.25% (Netherlands)		358,230	9,088,295
			16,794,738
MULTI-LINE	1.2%
Hanover Insurance Group/The, 6.35%, due 3/30/53		343,438	7,164,117
Hartford Financial Services Group, 7.875%, due 4/15/42		662,960	19,000,433
			26,164,550
MULTI-LINE—FOREIGN	2.1%
ING Groep N.V., 7.05% (Netherlands)		220,482	5,553,941
ING Groep N.V., 7.20% (Netherlands)		464,562	11,799,875
ING Groep N.V., 7.375% (Netherlands)		1,080,795	27,452,193
			44,806,009
REINSURANCE	0.7%
Reinsurance Group of America, 6.20%, due 9/15/42		561,870	13,636,585

See accompanying notes to financial statements.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2013

		Number of Shares	Value
REINSURANCE—FOREIGN	1.4%
Aspen Insurance Holdings Ltd., 5.95% (Bermuda)		470,082	$10,656,759
Aspen Insurance Holdings Ltd., 7.25% (Bermuda)		202,107	4,953,643
Axis Capital Holdings Ltd., 6.875%, Series C (Bermuda)[b]		269,137	6,346,250
Endurance Specialty Holdings Ltd., 7.50%, Series B (Bermuda)		163,398	4,135,603
Montpelier Re Holdings Ltd., 8.875% (Bermuda)		140,175	3,769,306
			29,861,561
TOTAL INSURANCE			155,436,643
INTEGRATED TELECOMMUNICATIONS SERVICES	1.9%
Qwest Corp., 6.125%, due 6/1/53		915,664	17,351,833
Qwest Corp., 7.00%, due 4/1/52		326,609	7,165,801
Qwest Corp., 7.00%, due 7/1/52		200,376	4,382,223
Qwest Corp., 7.375%, due 6/1/51		228,874	5,293,856
Telephone & Data Systems, 6.875%, due 11/15/59		138,859	3,143,768
Telephone & Data Systems, 7.00%, due 3/15/60		158,181	3,653,981
			40,991,462
PIPELINES	0.4%
NuStar Logistics LP, 7.625%, due 1/15/43		335,800	8,552,826
REAL ESTATE	9.6%
DIVERSIFIED	3.9%
Colony Financial, 8.50%, Series A		383,197	9,579,925
Coresite Realty Corp., 7.25%, Series A		406,311	9,174,502
Duke Realty Corp., 6.50%, Series K		125,000	2,843,750
DuPont Fabros Technology, 7.875%, Series A		318,329	7,620,796
Gramercy Property Trust, 8.125%, Series A		339,639	11,724,338
National Retail Properties, 5.70%		229,985	4,369,715
NorthStar Realty Finance Corp., 8.50%, Series D		333,800	7,774,202
Retail Properties of America, 7.00%		506,582	10,688,880
Sovereign Real Estate Investment Trust, 12.00%, 144A ($1,000 Par Value)[a]		4,090	5,109,359
Urstadt Biddle Properties, 7.125%, Series Fc		232,000	5,342,960
Vornado Realty Trust, 6.625%, Series G		278,860	6,424,935
Winthrop Realty Trust, 7.75%, due 8/15/22		137,374	3,461,825
			84,115,187

See accompanying notes to financial statements.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2013

		Number of Shares	Value
HOTEL	2.1%
Chesapeake Lodging Trust, 7.75%, Series A		359,000	$8,827,810
Hersha Hospitality Trust, 8.00%, Series B		156,569	3,943,973
Hersha Hospitality Trust, 6.875%, Series C		199,569	4,639,979
Hospitality Properties Trust, 7.125%, Series D		53,335	1,233,639
LaSalle Hotel Properties, 6.375%, Series I		280,000	5,650,400
Pebblebrook Hotel Trust, 7.875%, Series A		240,977	6,017,196
Pebblebrook Hotel Trust, 6.50%, Series C		210,000	4,275,600
Summit Hotel Properties, 7.125%		177,800	3,847,592
Sunstone Hotel Investors, 8.00%, Series D		256,870	6,421,750
			44,857,939
INDUSTRIALS	0.2%
First Potomac Realty Trust, 7.75%, Series A		192,001	4,636,824
MORTGAGE	0.4%
Annaly Capital Management, 7.50%, Series D		346,700	7,627,400
OFFICE	0.8%
CommonWealth REIT, 6.50%, Series D (Convertible)		227,859	4,673,388
Corporate Office Properties Trust, 7.375%, Series L		292,000	6,873,680
Hudson Pacific Properties, 8.375%, Series B		230,908	6,108,671
			17,655,739
RESIDENTIAL—MANUFACTURED HOME	0.2%
Equity Lifestyle Properties, 6.75%, Series C		226,688	5,208,157
SHOPPING CENTERS	2.0%
COMMUNITY CENTER	1.0%
Cedar Realty Trust, 7.25%, Series B		317,900	7,311,700
DDR Corp., 6.50%, Series J		215,707	4,702,413
Kite Realty Group Trust, 8.25%, Series A		103,490	2,613,122
Saul Centers, 6.875%, Series C		268,731	5,960,454
			20,587,689

See accompanying notes to financial statements.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2013

		Number of Shares	Value
REGIONAL MALL	1.0%
CBL & Associates Properties, 7.375%, Series D		217,509	$5,165,839
Glimcher Realty Trust, 7.50%, Series H		214,700	4,957,423
Pennsylvania REIT, 8.25%, Series A		232,069	5,864,383
Taubman Centers, 6.25%, Series K		280,000	5,558,000
			21,545,645
TOTAL SHOPPING CENTERS			42,133,334
TOTAL REAL ESTATE			206,234,580
TRANSPORT—MARINE—FOREIGN	0.8%
Seaspan Corp., 9.50%, Series C (Hong Kong)		357,226	9,427,194
Teekay Offshore Partners LP, 7.25%, Series A (Marshall Islands)		271,600	6,735,680
			16,162,874
TOTAL PREFERRED SECURITIES—$25 PAR VALUE (Identified cost—$758,642,851)			733,674,679
PREFERRED SECURITIES—CAPITAL SECURITIES	63.2%
BANKS	11.2%
Countrywide Capital III, 8.05%, due 6/15/27, Series B		3,000,000	3,551,250
Farm Credit Bank of Texas, 10.00%, Series I		18,200	21,259,875
Goldman Sachs Capital I, 6.345%, due 2/15/34		11,590,000	11,727,516
Goldman Sachs Capital II, 4.00% (FRN)		32,878,000	23,277,624
Goldman Sachs Capital III, 4.00%, Series F (FRN)		27,744,000	19,420,800
JPMorgan Chase & Co., 7.90%, Series I		70,950,000	78,294,460
M&T Capital Trust II, 8.277%, due 6/1/27		6,000,000	6,134,418
PNC Financial Services Group, 6.75%		9,000,000	9,404,793
Wells Fargo & Co., 7.98%, Series K		49,170,000	55,070,400
Zions Bancorp, 7.20%, Series J		12,000,000	12,120,000
			240,261,136

See accompanying notes to financial statements.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2013

		Number of Shares	Value
BANKS—FOREIGN	23.0%
Banco Bilbao Vizcaya Argentaria SA, 9.00% (Spain)[d]		16,200,000	$17,516,250
Banco do Brasil SA/Cayman, 9.25%, 144A (Brazil)[a]		18,200,000	18,837,000
Bank of Ireland, 10.00%, due 7/30/16, Series EMTN (Ireland)		6,100,000	8,989,025
Barclays Bank PLC, 7.625%, due 11/21/22 (United Kingdom)		12,800,000	13,664,000
Barclays Bank PLC, 7.75%, due 4/10/23 (United Kingdom)		16,000,000	17,400,000
Barclays Bank PLC, 6.86%, 144A (United Kingdom)[a,d]		20,438,000	21,204,425
Barclays PLC, 8.00% (United Kingdom) (EUR)		6,800,000	9,430,436
Barclays PLC, 8.25% (United Kingdom)		19,924,000	20,608,887
BBVA Bancomer SA Texas, 6.75%, due 9/30/22, 144A (Mexico)[a]		10,000,000	10,675,000
BNP Paribas, 7.195%, 144A (France)[a]		10,000,000	10,375,000
BPCE SA, 9.00%, (EUR) (France)		6,000,000	8,780,401
Claudius Ltd. (Credit Suisse), 7.875% (Switzerland)		5,304,000	5,708,430
Commerzbank AG, 8.125%, due 9/19/23, 144A (Germany)[a]		26,350,000	29,182,625
Credit Agricole SA, 8.125%, due 9/19/33, 144A (France)[a]		21,700,000	24,005,625
Credit Suisse AG, 6.50%, due 8/8/23, 144A (Switzerland)[a]		11,250,000	11,995,313
Credit Suisse Group Guernsey I Ltd., 7.875%, due 2/24/41 (Switzerland)		5,400,000	5,899,500
Deutsche Bank Capital Funding Trust I, 3.254%, 144A (FRN) (Germany)[a]		14,274,000	13,560,300
Dresdner Funding Trust I, 8.151%, due 6/30/31, 144A (Germany)[a]		22,901,000	23,817,040
HBOS Capital Funding LP, 6.85% (United Kingdom)		32,596,000	32,297,160
HSBC Capital Funding LP, 10.176%, 144A (United Kingdom)[a]		25,554,000	36,606,105
KBC Bank NV, 8.00%, due 1/25/23 (Belgium)		14,400,000	15,840,000
Lloyds Banking Group PLC, 6.657%, 144A (United Kingdom)[a]		10,379,000	10,119,525

See accompanying notes to financial statements.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2013

		Number of Shares	Value
Nationwide Building Society, 10.250% (United Kingdom)[d]		9,050,000	$17,234,299
Rabobank Nederland, 8.40% (Netherlands)		24,150,000	26,528,195
Rabobank Nederland, 11.00%, 144A (Netherlands)[a]		17,550,000	23,275,687
Royal Bank of Scotland Group PLC, 7.648% (United Kingdom)		16,649,000	17,564,695
SMFG Preferred Capital, 9.50%, 144A (Cayman Islands) (FRN)[a]		4,000,000	4,965,000
Societe Generale SA, 8.875% (France) (GBP)		5,442,000	10,029,999
Standard Chartered PLC, 7.014%, 144A (United Kingdom)[a]		5,250,000	5,555,078
UBS AG, 7.625%, due 8/17/22 (Switzerland)		18,000,000	20,648,988
			492,313,988
FINANCE	4.2%
DIVERSIFIED FINANCIAL SERVICES	4.1%
Baggot Securities Ltd., 10.24%, 144A (Ireland) (EUR)[a]		6,708,000	9,728,821
Credit Suisse Group AG, 7.50%, 144A (Switzerland)[a]		11,359,000	12,015,550
General Electric Capital Corp., 7.125%, Series A		35,600,000	39,847,116
General Electric Capital Corp., 6.25%, Series B		24,600,000	25,504,763
			87,096,250
INVESTMENT BANKER/BROKER	0.1%
Charles Schwab Corp., 7.00%		2,700,000	3,005,100
TOTAL FINANCE			90,101,350
INSURANCE	18.3%
LIFE/HEALTH INSURANCE	6.4%
AIG Life Holdings, 7.57%, due 12/1/45, 144Aa,d		15,745,000	17,870,575
AIG Life Holdings, 8.125%, due 3/15/46, 144Aa		8,450,000	10,118,875
Great-West Life & Annuity Insurance Co., 7.153%, due 5/16/46, 144Aa,d		4,800,000	4,968,000
MetLife Capital Trust IV, 7.875%, due 12/15/37, 144Aa		14,762,000	17,013,205
MetLife Capital Trust X, 9.25%, due 4/8/38, 144Aa		24,845,000	32,050,050
Provident Financing Trust I, 7.405%, due 3/15/38		18,650,000	20,095,375
Prudential Financial, 5.625%, due 6/15/43 (FRN)		35,175,000	34,647,375
			136,763,455

See accompanying notes to financial statements.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2013

		Number of Shares	Value
LIFE/HEALTH INSURANCE—FOREIGN	3.7%
Dai-Ichi Mutual Life, 7.25%, 144A (Japan)[a]		13,000,000	$15,069,873
Friends Life Group PLC, 7.875% (United Kingdom)		10,500,000	11,379,165
La Mondiale Vie, 7.625% (France)		32,550,000	34,665,750
Sumitomo Life Insurance Co, 6.50%, due 9/20/73, 144A (Japan)[a]		15,500,000	16,820,336
			77,935,124
MULTI-LINE	1.7%
American International Group, 8.175%, due 5/15/68 (FRN)		30,259,000	36,764,685
MULTI-LINE—FOREIGN	1.6%
Aviva PLC, 8.25% (United Kingdom)		13,366,000	14,685,893
AXA SA, 8.60%, due 12/15/30 (France)		4,500,000	5,551,875
AXA SA, 6.463%, 144A (France)[a]		14,300,000	14,621,750
			34,859,518
PROPERTY CASUALTY	0.8%
Liberty Mutual Group, 7.00%, due 3/15/37, 144Aa,d		6,505,000	6,732,675
Liberty Mutual Group, 7.80%, due 3/15/37, 144Aa		10,092,000	10,899,360
			17,632,035
PROPERTY CASUALTY—FOREIGN	1.2%
Mitsui Sumitomo Insurance Co., Ltd., 7.00%, due 3/15/72, 144A (Japan)[a]		15,036,000	17,065,860
RL Finance Bonds No. 2 PLC, 6.125%, due 11/30/43 (United Kingdom)		5,000,000	8,239,113
			25,304,973
REINSURANCE—FOREIGN	2.9%
Aquarius + Investments PLC, 8.25% (Switzerland)		18,980,000	20,735,650
Catlin Insurance Co., 7.249%, 144A (Bermuda)[a,d]		25,350,000	26,490,750
QBE Capital Funding III Ltd., 7.25%, due 5/24/41, 144A (Australia)[a]		13,750,000	14,241,287
			61,467,687
TOTAL INSURANCE			390,727,477
INTEGRATED TELECOMMUNICATIONS SERVICES	1.6%
Centaur Funding Corp., 9.08%, due 4/21/20, 144A (Cayman)[a]		28,162	34,304,836

See accompanying notes to financial statements.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2013

		Number of Shares	Value
OIL & GAS EXPLORATION & PRODUCTION—FOREIGN	0.3%
Origin Energy Finance Ltd., 7.875%, due 6/16/71 (Australia) (EUR)		5,000,000	$7,480,365
PIPELINES	2.5%
El Paso LLC, 8.05%, due 10/15/30, Series GMTN		4,600,000	4,687,860
Enbridge Energy Partners LP, 8.05%, due 10/1/37		19,403,000	21,495,750
Enterprise Products Operating LLC, 7.034%, due 1/15/68, Series B		12,425,000	13,741,764
Enterprise Products Operating LP, 8.375%, due 8/1/66		12,326,000	13,665,195
			53,590,569
UTILITIES	2.1%
ELECTRIC UTILITIES	0.6%
FPL Group Capital, 7.30%, due 9/1/67, Series D		12,200,000	13,430,846
ELECTRIC UTILITIES—FOREIGN	0.5%
Enel SpA, 8.75%, due 9/24/73, 144A (Italy)[a]		9,630,000	10,507,456
MULTI-UTILITIES	1.0%
Dominion Resources, 7.50%, due 6/30/66, Series A		7,495,000	8,094,600
PPL Capital Funding, 6.70%, due 3/30/67, Series A		12,638,000	12,773,568
			20,868,168
TOTAL UTILITIES			44,806,470
TOTAL PREFERRED SECURITIES—CAPITAL SECURITIES (Identified cost—$1,290,282,256)			1,353,586,191
		Principal Amount
CORPORATE BONDS	0.9%
INSURANCE—PROPERTY CASUALTY	0.4%
Liberty Mutual Insurance, 7.697%, due 10/15/97, 144Aa		$8,400,000	8,651,546
INTEGRATED TELECOMMUNICATIONS SERVICES	0.5%
Citizens Communications Co., 9.00%, due 8/15/31		10,850,000	10,714,375
TOTAL CORPORATE BONDS (Identified cost—$19,063,498)			19,365,921

See accompanying notes to financial statements.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2013

		Number of Shares	Value
SHORT-TERM INVESTMENTS	0.2%
MONEY MARKET FUNDS
State Street Institutional Treasury Money Market Fund, 0.06%[e]		3,900,000	$3,900,000
TOTAL SHORT-TERM INVESTMENTS (Identified cost—$3,900,000)			3,900,000
TOTAL INVESTMENTS (Identified cost—$2,071,888,605)	98.6%		2,110,526,791
OTHER ASSETS IN EXCESS OF LIABILITIES	1.4		29,291,409
NET ASSETS	100.0%		$2,139,818,200

Forward foreign currency exchange contracts outstanding at December 31, 2013 were as follows:

Counterparty	Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation (Depreciation)
Brown Brothers Harriman	EUR	23,691,500	USD	32,247,022	1/3/14	$(345,360)
Brown Brothers Harriman	EUR	7,010,000	USD	9,576,431	1/3/14	(67,221)
Brown Brothers Harriman	EUR	7,008,145	USD	9,588,824	1/3/14	(52,276)
Brown Brothers Harriman	GBP	5,134,066	USD	8,345,886	1/3/14	(155,870)
Brown Brothers Harriman	GBP	5,971,554	USD	9,770,322	1/3/14	(118,272)
Brown Brothers Harriman	GBP	3,592,026	USD	5,872,136	1/3/14	(76,079)
Brown Brothers Harriman	GBP	2,668,946	USD	4,356,334	1/3/14	(63,307)
Brown Brothers Harriman	GBP	2,154,791	USD	3,525,174	1/3/14	(43,052)
Brown Brothers Harriman	GBP	1,611,998	USD	2,644,418	1/3/14	(24,970)
Brown Brothers Harriman	USD	44,614,444	EUR	32,370,920	1/3/14	(81,789)
Brown Brothers Harriman	USD	34,995,167	GBP	21,133,381	1/3/14	653
Brown Brothers Harriman	USD	7,324,944	EUR	5,338,725	1/3/14	19,536
Brown Brothers Harriman	EUR	32,283,747	USD	44,488,844	2/4/14	76,770
Brown Brothers Harriman	GBP	21,422,485	USD	35,462,825	2/4/14	(4,194)
						$(935,431)

See accompanying notes to financial statements.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2013

Glossary of Portfolio Abbreviations

EUR  Euro Currency

FRN  Floating Rate Note

GBP  Great British Pound

REIT  Real Estate Investment Trust

TruPS  Trust Preferred Securities

USD  United States Dollar

Note: Percentages indicated are based on the net assets of the Fund.

a  Resale is restricted to qualified institutional investors. Aggregate holdings equal 26.9% of the net assets of the Fund, of which 0.0% are illiquid.

b  A portion of this security is segregated as collateral for open forward foreign currency exchange contracts. $4,833,900 in aggregate has been segregated as collateral.

c  Illiquid security. Aggregate holdings equal 0.2% of the net assets of the Fund.

d  Fair valued security. This security has been valued at its fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Board of Directors. Aggregate fair valued securities represent 5.2% of the net assets of the Fund.

e  Rate quoted represents the seven-day yield of the Fund.

See accompanying notes to financial statements.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2013

ASSETS:
Investments in securities, at value (Identified cost—$2,071,888,605)	$2,110,526,791
Cash	7,237,628
Receivable for:
Dividends and interest	24,167,298
Fund shares sold	7,564,360
Investment securities sold	3,394,162
Unrealized appreciation on forward foreign currency exchange contracts	96,959
Other assets	45,985
Total Assets	2,153,033,183
LIABILITIES:
Unrealized depreciation on forward foreign currency exchange contracts	1,032,390
Payable for:
Fund shares redeemed	8,130,315
Investment securities purchased	2,414,824
Investment advisory fees	980,162
Administration fees	92,139
Distribution fees	25,000
Directors' fees	5,220
Other liabilities	534,933
Total Liabilities	13,214,983
NET ASSETS	$2,139,818,200
NET ASSETS consist of:
Paid-in capital	$2,105,375,191
Dividends in excess of net investment income	(4,663,963)
Accumulated undistributed net realized gain	1,346,649
Net unrealized appreciation	37,760,323
$2,139,818,200

See accompanying notes to financial statements.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES—(Continued)

December 31, 2013

CLASS A SHARES:
NET ASSETS	$425,508,473
Shares issued and outstanding ($0.001 par value common stock outstanding)	33,068,604
Net asset value and redemption price per share	$12.87
Maximum offering price per share ($12.87 ÷ 0.9625)[a]	$13.37
CLASS C SHARES:
NET ASSETS	$465,789,788
Shares issued and outstanding ($0.001 par value common stock outstanding)	36,363,964
Net asset value and offering price per share[b]	$12.81
CLASS I SHARES:
NET ASSETS	$1,248,519,939
Shares issued and outstanding ($0.001 par value common stock outstanding)	96,907,200
Net asset value, offering and redemption price per share	$12.88

a  On investments of $100,000 or more, the offering price is reduced.

b  Redemption price per share is equal to the net asset value per share less any applicable contingent deferred sales charge of 1% on shares held for less than one year.

See accompanying notes to financial statements.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2013

Investment Income:
Dividend income (net of $36,441 of foreign withholding tax)	$58,181,956
Interest income (net of $2,286 of foreign withholding tax)	84,777,056
Total Investment Income	142,959,012
Expenses:
Investment advisory fees	15,811,716
Distribution fees—Class A	1,125,124
Distribution fees—Class C	3,557,791
Shareholder servicing fees—Class A	450,049
Shareholder servicing fees—Class C	1,185,930
Shareholder servicing fees—Class I	199,261
Administration fees	1,489,138
Transfer agent fees and expenses	914,920
Custodian fees and expenses	280,840
Registration and filing fees	277,854
Shareholder reporting expenses	212,741
Directors' fees and expenses	137,469
Professional fees	109,516
Line of credit fees	46,048
Miscellaneous	82,295
Total Expenses	25,880,692
Reduction of Expenses (See Note 2)	(2,620,696)
Net Expenses	23,259,996
Net Investment Income	119,699,016
Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	9,996,644
Foreign currency transactions	(1,866,796)
Net realized gain	8,129,848
Net change in unrealized appreciation (depreciation) on:
Investments	(89,196,829)
Foreign currency translations	(290,401)
Net change in unrealized appreciation (depreciation)	(89,487,230)
Net realized and unrealized loss	(81,357,382)
Net Increase in Net Assets Resulting from Operations	$38,341,634

See accompanying notes to financial statements.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS

	For the Year Ended December 31, 2013	For the Year Ended December 31, 2012
Change in Net Assets:
From Operations:
Net investment income	$119,699,016	$69,589,821
Net realized gain	8,129,848	16,985,964
Net change in unrealized appreciation (depreciation)	(89,487,230)	145,163,948
Net increase in net assets resulting from operations	38,341,634	231,739,733
Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(23,755,428)	(15,316,059)
Class C	(22,255,151)	(14,952,881)
Class I	(75,744,667)	(42,485,526)
Net realized gain:
Class A	(1,976,234)	(2,663,280)
Class C	(2,095,544)	(2,822,876)
Class I	(5,860,209)	(6,744,681)
Tax return of capital:
Class A	(1,718,414)	(489,660)
Class C	(1,822,159)	(533,211)
Class I	(5,095,687)	(1,287,349)
Total dividends and distributions to shareholders	(140,323,493)	(87,295,523)
Capital Stock Transactions:
Increase in net assets from Fund share transactions	435,235,826	959,943,211
Total increase in net assets	333,253,967	1,104,387,421
Net Assets:
Beginning of year	1,806,564,233	702,176,812
End of year[a]	$2,139,818,200	$1,806,564,233

a  Includes dividends in excess of net investment income of $4,663,963 and $1,549,585, respectively.

See accompanying notes to financial statements.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

FINANCIAL HIGHLIGHTS

The following table includes selected data for a share outstanding throughout each year and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

	Class A
	For the Year Ended December 31,			For the Period May 3, 2010[a] through
Per Share Operating Performance:	2013	2012	2011	December 31, 2010
Net asset value, beginning of period	$13.34	$11.69	$12.10	$11.46
Income (loss) from investment operations:
Net investment income[b]	0.69	0.71	0.75	0.53
Net realized and unrealized gain (loss)	(0.35)	1.80	(0.35)	0.52
Total from investment operations	0.34	2.51	0.40	1.05
Less dividends and distributions to shareholders from:
Net investment income	(0.70)	(0.73)	(0.70)	(0.34)
Net realized gain	(0.06)	(0.11)	—	(0.04)
Tax return of capital	(0.05)	(0.02)	(0.11)	(0.03)
Total dividends and distributions to shareholders	(0.81)	(0.86)	(0.81)	(0.41)
Redemption fees retained by the Fund	—	—	0.00 [c]	0.00 [c]
Net increase (decrease) in net asset value	(0.47)	1.65	(0.41)	0.64
Net asset value, end of period	$12.87	$13.34	$11.69	$12.10
Total investment return[d,e]	2.55%	22.04%	3.32%	9.22%[f]

See accompanying notes to financial statements.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

FINANCIAL HIGHLIGHTS—(Continued)

	Class A
	For the Year Ended December 31,			For the Period May 3, 2010[a] through
Per Share Operating Performance:	2013	2012	2011	December 31, 2010
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$425.5	$413.6	$136.4	$50.4
Ratio of expenses to average daily net assets (before expense reduction)	1.20%	1.22%[g]	1.29%[g]	1.67%[g,h]
Ratio of expenses to average daily net assets (net of expense reduction)	1.10%	1.10%[g]	1.06%[g]	0.85%[g,h]
Ratio of net investment income to average daily net assets (before expense reduction)	5.10%	5.45%[g]	5.95%[g]	5.71%[g,h]
Ratio of net investment income to average daily net assets (net of expense reduction)	5.20%	5.57%[g]	6.18%[g]	6.53%[g,h]
Portfolio turnover rate	56%	39%	44%	31%[f]

a  Commencement of operations.

b  Calculation based on average shares outstanding.

c  Amount is less than $0.005.

d  Does not reflect sales charges, which would reduce return.

e  Return assumes the reinvestment of all dividends and distributions at NAV.

f  Not annualized.

g  Non-class specific expenses are calculated at the Fund level and class specific expenses are calculated at the class level.

h  Annualized.

See accompanying notes to financial statements.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

FINANCIAL HIGHLIGHTS—(Continued)

	Class C
	For the Year Ended December 31,			For the Period May 3, 2010[a] through
Per Share Operating Performance:	2013	2012	2011	December 31, 2010
Net asset value, beginning of period	$13.29	$11.65	$12.06	$11.46
Income (loss) from investment operations:
Net investment income[b]	0.60	0.63	0.67	0.49
Net realized and unrealized gain (loss)	(0.36)	1.79	(0.34)	0.49
Total from investment operations	0.24	2.42	0.33	0.98
Less dividends and distributions to shareholders from:
Net investment income	(0.61)	(0.65)	(0.63)	(0.31)
Net realized gain	(0.06)	(0.11)	—	(0.04)
Tax return of capital	(0.05)	(0.02)	(0.11)	(0.03)
Total dividends and distributions to shareholders	(0.72)	(0.78)	(0.74)	(0.38)
Redemption fees retained by the Fund	—	—	0.00 [c]	0.00 [c]
Net increase (decrease) in net asset value	(0.48)	1.64	(0.41)	0.60
Net asset value, end of period	$12.81	$13.29	$11.65	$12.06
Total investment return[d,e]	1.83%	21.31%	2.69%	8.62%[f]

See accompanying notes to financial statements.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

FINANCIAL HIGHLIGHTS—(Continued)

	Class C
	For the Year Ended December 31,			For the Period May 3, 2010[a] through
Per Share Operating Performance:	2013	2012	2011	December 31, 2010
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$465.8	$410.5	$152.1	$48.4
Ratio of expenses to average daily net assets (before expense reduction)	1.86%	1.87%[g]	1.94%[g]	2.32%[g,h]
Ratio of expenses to average daily net assets (net of expense reduction)	1.75%	1.75%[g]	1.71%[g]	1.50%[g,h]
Ratio of net investment income to average daily net assets (before expense reduction)	4.47%	4.82%[g]	5.36%[g]	5.22%[g,h]
Ratio of net investment income to average daily net assets (net of expense reduction)	4.58%	4.94%[g]	5.59%[g]	6.04%[g,h]
Portfolio turnover rate	56%	39%	44%	31%[f]

a  Commencement of operations.

b  Calculation based on average shares outstanding.

c  Amount is less than $0.005.

d  Does not reflect sales charges, which would reduce return.

e  Return assumes the reinvestment of all dividends and distributions at NAV.

f  Not annualized.

g  Non-class specific expenses are calculated at the Fund level and class specific expenses are calculated at the class level.

h  Annualized.

See accompanying notes to financial statements.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

FINANCIAL HIGHLIGHTS—(Continued)

	Class I
	For the Year Ended December 31,			For the Period May 3, 2010[a] through
Per Share Operating Performance:	2013	2012	2011	December 31, 2010
Net asset value, beginning of period	$13.36	$11.70	$12.10	$11.46
Income (loss) from investment operations:
Net investment income[b]	0.74	0.76	0.80	0.58
Net realized and unrealized gain (loss)	(0.37)	1.80	(0.35)	0.49
Total from investment operations	0.37	2.56	0.45	1.07
Less dividends and distributions to shareholders from:
Net investment income	(0.74)	(0.77)	(0.74)	(0.36)
Net realized gain	(0.06)	(0.11)	—	(0.04)
Tax return of capital	(0.05)	(0.02)	(0.11)	(0.03)
Total dividends and distributions to shareholders	(0.85)	(0.90)	(0.85)	(0.43)
Redemption fees retained by the Fund	—	—	0.00 [c]	0.00 [c]
Net increase (decrease) in net asset value	(0.48)	1.66	(0.40)	0.64
Net asset value, end of period	$12.88	$13.36	$11.70	$12.10
Total investment return[d]	2.82%	22.52%	3.74%	9.39%[e]

See accompanying notes to financial statements.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

FINANCIAL HIGHLIGHTS—(Continued)

	Class I
	For the Year Ended December 31,			For the Period May 3, 2010[a] through
Per Share Operating Performance:	2013	2012	2011	December 31, 2010
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$1,248.5	$982.4	$413.7	$65.1
Ratio of expenses to average daily net assets (before expense reduction)	0.87%	0.87%[f]	0.94%[f]	1.32%[f,g]
Ratio of expenses to average daily net assets (net of expense reduction)	0.75%	0.75%[f]	0.71%[f]	0.50%[f,g]
Ratio of net investment income to average daily net assets (before expense reduction)	5.47%	5.83%[f]	6.47%[f]	6.43%[f,g]
Ratio of net investment income to average daily net assets (net of expense reduction)	5.59%	5.95%[f]	6.70%[f]	7.25%[f,g]
Portfolio turnover rate	56%	39%	44%	31%[e]

a  Commencement of operations.

b  Calculation based on average shares outstanding.

c  Amount is less than $0.005.

d  Return assumes the reinvestment of all dividends and distributions at NAV.

e  Not annualized.

f  Non-class specific expenses are calculated at the Fund level and class specific expenses are calculated at the class level.

g  Annualized.

See accompanying notes to financial statements.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS

Note 1. Organization and Significant Accounting Policies

Cohen & Steers Preferred Securities and Income Fund, Inc. (the Fund) was incorporated under the laws of the State of Maryland on February 22, 2010 and is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a non-diversified, open-end management investment company. The Fund's investment objective is total return. The authorized shares of the Fund are divided into three classes designated Class A, C and I shares. Each of the Fund's shares has equal dividend, liquidation and voting rights (except for matters relating to distributions and shareholder servicing of such shares).

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange (NYSE) are valued, except as indicated below, at the last sale price reflected at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price. Forward contracts are valued daily at the prevailing forward exchange rate.

Securities not listed on the NYSE but listed on other domestic or foreign securities exchanges are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price reflected at the close of the exchange representing the principal market for such securities on the business day as of which such value is being determined. If after the close of a foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain non-U.S. equity holdings may be fair valued pursuant to procedures established by the Board of Directors.

Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. (the advisor) to be over-the-counter, are valued at the last sale price on the valuation date as reported by sources deemed appropriate by the Board of Directors to reflect their fair market value. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price. However, certain fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed by the advisor, pursuant to delegation by the Board of Directors, to reflect the fair market value of such securities.

Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates fair value. Investments in open-end mutual funds are valued at their closing net asset value.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

The policies and procedures approved by the Fund's Board of Directors delegate authority to make fair value determinations to the advisor, subject to the oversight of the Board of Directors. The advisor has established a valuation committee (Valuation Committee) to administer, implement and oversee the fair valuation process according to the policies and procedures approved annually by the Board of Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities for which market prices are unavailable, or securities for which the advisor determines that the bid and/or ask price or a counterparty valuation does not reflect market value, will be valued at fair value, as determined in good faith by the Valuation Committee, pursuant to procedures approved by the Fund's Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.

Foreign equity fair value pricing procedures utilized by the Fund may cause certain non-U.S. equity holdings to be fair valued on the basis of fair value factors provided by a pricing service to reflect any significant market movements between the time the Fund values such securities and the earlier closing of foreign markets.

The Fund's use of fair value pricing may cause the net asset value of Fund shares to differ from the net asset value that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Fair value is defined as the price that the Fund would expect to receive upon the sale of an investment or expect to pay to transfer a liability in an orderly transaction with an independent buyer in the principal market or, in the absence of a principal market, the most advantageous market for the investment or liability. The hierarchy of inputs that are used in determining the fair value of the Fund's investments is summarized below.

•  Level 1—quoted prices in active markets for identical investments

•  Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)

•  Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfer at the end of the period in which the underlying event causing the movement occurred. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. There were no transfers between Level 1 and Level 2 as of December 31, 2013.

The following is a summary of the inputs used as of December 31, 2013 in valuing the Fund's investments carried at value:

	Total	Quoted Prices In Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)[a]
Preferred Securities—$25 Par Value—Banks	$249,229,183	$178,754,097	$49,186,005	$21,289,081	[b]
Preferred Securities—$25 Par Value—Life/Health Insurance	24,173,200	12,917,200	11,256,000	—
Preferred Securities—$25 Par Value—Real Estate— Diversified	84,115,187	79,005,828	—	5,109,359	[b]
Preferred Securities—$25 Par Value—Other Industries	376,157,109	376,157,109	—	—
Preferred Securities—Capital Securities—Banks— Foreign	492,313,988	—	475,079,689	17,234,299	[c]
Preferred Securities—Capital Securities—Other Industries	861,272,203	—	861,272,203	—
Corporate Bonds	19,365,921	—	19,365,921	—
Money Market Funds	3,900,000	—	3,900,000	—
Total Investments[d]	$2,110,526,791	$646,834,234	$1,420,059,818	$43,632,739
Forward foreign currency exchange contracts	$96,959	$—	$96,959	$—
Total Appreciation in Other Financial Instruments[d]	$96,959	$—	$96,959	$—

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

	Total	Quoted Prices In Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)[a]
Forward foreign currency exchange contracts	$(1,032,390)	$—	$(1,032,390)	$—
Total Depreciation in Other Financial Instruments[d]	$(1,032,390)	$—	$(1,032,390)	$—

a  Certain of the Fund's investments are categorized as Level 3 and were valued utilizing third party pricing information without adjustment. Such valuations are based on significant unobservable inputs. A change in the significant unobservable inputs could result in a significantly lower or higher value in such Level 3 investments.

b  Valued by a pricing service which utilized independent broker quotes.

c  Valued utilizing independent broker quote.

d  Portfolio holdings are disclosed individually on the Schedule of Investments.

Following is a reconciliation of investments for which significant unobservable inputs (Level 3) were used in determining fair value:

	Total Investments in Securities	Preferred Securities— $25 Par Value— Banks	Preferred Securities— $25 Par Value— Real Estate— Diversified	Preferred Securities— Capital Securities— Banks	Preferred Securities— Capital Securities— Banks— Foreign
Balance as of December 31, 2012	$17,727,812	$—	$—	$17,727,812	$—
Purchases	42,135,422	21,250,000	—	4,920,000	15,965,422
Sales	(79,999)	(79,999)	—	—	—
Realized gain (loss)	(1)	(1)	—	—	—
Amortization	(2)	—	—	—	(2)
Change in unrealized appreciation (depreciation)	22	119,081	—	(1,387,938)	1,268,879

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

	Total Investments in Securities	Preferred Securities— $25 Par Value— Banks	Preferred Securities— $25 Par Value— Real Estate— Diversified	Preferred Securities— Capital Securities— Banks	Preferred Securities— Capital Securities— Banks— Foreign
Transfers into Level 3[a]	$5,109,359	$—	$5,109,359	$—	$—
Transfers out of Level 3[b]	(21,259,874)	—	—	(21,259,874)	—
Balance as of December 31, 2013	$43,632,739	$21,289,081	$5,109,359	$—	$17,234,299

The change in unrealized appreciation (depreciation) attributable to securities owned on December 31, 2013 which were valued using significant unobservable inputs (Level 3) amounted to $1,387,960.

a  As of December 31, 2012, the Fund used significant observable inputs in determining the value of certain investments. As of December 31, 2013, the Fund used significant unobservable inputs in determining the value of the same investments.

b  As of December 31, 2012, the Fund used significant unobservable inputs in determining the value of certain investments. As of December 31, 2013, the Fund used significant observable inputs in determining the value of the same investments.

Security Transactions, Investment Income and Expense Allocations: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income is recorded on the accrual basis. Discounts are accreted and premiums are amortized over the life of the respective securities. Dividend income is recorded on the ex-dividend date, except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. Distributions from Real Estate Investment Trusts (REITs) are recorded as ordinary income, net realized capital gain or return of capital based on information reported by the REITs and management's estimates of such amounts based on historical information. These estimates are adjusted when the actual source of distributions is disclosed by the REITs and actual amounts may differ from the estimated amounts. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

into U.S. dollars based upon prevailing exchange rates on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency exchange contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates. Pursuant to U.S. federal income tax regulations, certain foreign currency gains/losses included in realized and unrealized gains/losses are included in or are a reduction of ordinary income for federal income tax purposes.

Foreign Securities: The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the ability to repatriate funds, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Forward Foreign Currency Exchange Contracts: The Fund enters into forward foreign currency exchange contracts to hedge the currency exposure associated with certain of its non-U.S. dollar denominated securities. A forward foreign currency exchange contract is a commitment between two parties to purchase or sell foreign currency at a set price on a future date. The market value of a foreign forward currency exchange contract fluctuates with changes in foreign currency exchange rates. These contracts are marked to market daily and the change in value is recorded by the Fund as unrealized appreciation and/or depreciation on foreign currency translations. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are included in net realized gain or loss on foreign currency transactions. For federal income tax purposes, the Fund has made an election to treat gains and losses from forward foreign currency exchange contracts as capital gains and losses.

Forward foreign currency exchange contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the contract. Risks may also arise upon entering these contracts from the potential inability of the counterparties to meet the terms of their contracts. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

Dividends and Distributions to Shareholders: Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP. Dividends from net investment income, if any, are declared and paid monthly. Net realized capital gains, unless offset by any available capital loss carryforward, are typically distributed

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

to shareholders at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date and are automatically reinvested in full and fractional shares of the Fund based on the net asset value per share at the close of business on the payable date, unless the shareholder has elected to have them paid in cash. Distributions paid by the Fund are subject to recharacterization for tax purposes. Based upon the results of operations for the year ended December 31, 2013, a portion of the dividends have been reclassified to return of capital and distributions from net realized capital gains.

Income Taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders. Accordingly, no provision for federal income or excise tax is necessary. Dividend and interest income from holdings in non-U.S. securities is recorded net of non-U.S. taxes paid. Management has analyzed the Fund's tax positions taken on federal income tax returns as well as its tax positions in non-U.S. jurisdictions in which it trades for all open tax years and has concluded that as of December 31, 2013, no additional provisions for income tax are required in the Fund's financial statements. The Fund's tax positions for the tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service, state departments of revenue and by foreign tax authorities.

Note 2. Investment Advisory, Administration Fees and Other Transactions with Affiliates

Investment Advisory Fees: The advisor serves as the Fund's investment advisor pursuant to an investment advisory agreement (the investment advisory agreement). Under the terms of the investment advisory agreement, the advisor provides the Fund with day-to-day investment decisions and generally manages the Fund's investments in accordance with the stated policies of the Fund, subject to the supervision of the Board of Directors.

For the services provided to the Fund, the advisor receives a fee, accrued daily and paid monthly, at the annual rate of 0.70% of the average daily net assets of the Fund.

For the year ended December 31, 2013, and through June 30, 2015, the advisor has contractually agreed to waive its fee and/or reimburse the Fund for expenses incurred (excluding acquired fund fees and expenses, and extraordinary expenses) to the extent necessary to maintain the Fund's total annual operating expenses as a percentage of average net assets at 1.10% for Class A shares, 1.75% for Class C shares and 0.75% for Class I shares. This contractual agreement can be amended at any time by agreement of the Fund and the advisor and will terminate automatically in the event of termination of the investment advisory agreement between the Fund and the advisor. For the year ended December 31, 2013, fees waived and/or expenses reimbursed totaled $2,620,696.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Administration Fees: The Fund has entered into an administration agreement with the advisor under which the advisor performs certain administrative functions for the Fund and receives a fee, accrued daily and paid monthly, at the annual rate of 0.05% of the average daily net assets of the Fund. For the year ended December 31, 2013, the Fund incurred $1,129,408 in fees under this administration agreement. Additionally, the Fund pays State Street Bank and Trust Company as co-administrator under a fund accounting and administration agreement.

Distribution Fees: Shares of the Fund are distributed by Cohen & Steers Securities, LLC (the distributor), an affiliated entity of the advisor. The Fund has adopted a distribution plan (the plan) pursuant to Rule 12b-1 under the 1940 Act. The plan provides that the Fund will pay the distributor a fee, accrued daily and paid monthly, at an annual rate of up to 0.25% of the average daily net assets attributable to Class A shares and up to 0.75% of the average daily net assets attributable to Class C shares.

There is a maximum initial sales charge of 3.75% for Class A shares. There is a contingent deferred sales charge (CDSC) of 1% on purchases of $1 million or more of Class A shares, which applies if redemption occurs within one year from purchase. There is a CDSC of 1% on Class C shares if redemption occurs within one year from purchase. For the year ended December 31, 2013, the Fund has been advised that the distributor received $363,450 in sales commissions from the sale of Class A shares and $395,288 and $156,844 of CDSC relating to redemptions of Class A and Class C shares, respectively. The distributor has advised the Fund that proceeds from the CDSC on these classes are used by the distributor to defray its expenses related to providing distribution-related services to the Fund in connection with the sale of these classes, including payments to dealers and other financial intermediaries for selling these classes.

Shareholder Servicing Fees: For shareholder services, the Fund pays the distributor or its affiliates a fee, accrued daily and paid monthly, at an annual rate of up to 0.10% of the average daily net assets of the Fund's Class A and Class I shares and up to 0.25% of the average daily net assets of the Fund's Class C shares. The distributor is responsible for paying qualified financial institutions for shareholder services.

Directors' and Officers' Fees: Certain directors and officers of the Fund are also directors, officers and/or employees of the advisor. The Fund does not pay compensation to directors and officers affiliated with the advisor except for the Chief Compliance Officer, who received compensation from the advisor, which was reimbursed by the Fund, in the amount of $27,675 for the year ended December 31, 2013.

Note 3. Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term investments, for the year ended December 31, 2013, totaled $1,658,665,842 and $1,226,992,776, respectively.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Note 4. Derivative Investments

The following tables present the value of derivatives held at December 31, 2013 and the effect of derivatives held during the year ended December 31, 2013, along with the respective location in the financial statements.

Statement of Assets and Liabilities
	Assets		Liabilities
Derivatives	Location	Fair Value	Location	Fair Value
Forward foreign currency exchange contracts[a]	Unrealized appreciation	$96,959	Unrealized depreciation	$1,032,390

a  Forward foreign currency exchange contracts executed with Brown Brothers Harriman are not subject to a master netting arrangement or another similar agreement.

Statement of Operations
Derivatives	Location	Realized Loss	Change in Unrealized Appreciation (Depreciation)
Forward foreign currency exchange contracts	Net Realized and Unrealized Gain (Loss)	$(1,716,000)	$(322,394)

The following summarizes the volume of the Fund's forward foreign currency exchange contracts activity during the year ended December 31, 2013:

Forward Foreign Currency Exchange Contracts
Average Notional Amount	$51,826,811
Ending Notional Amount	$79,951,668

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Note 5. Income Tax Information

The tax character of dividends and distributions paid was as follows:

	For the Year Ended December 31,
	2013	2012
Ordinary income	$121,755,246	$82,064,757
Long-term capital gain	9,931,987	2,920,546
Tax return of capital	8,636,260	2,310,220
Total dividends and distributions	$140,323,493	$87,295,523

As of December 31, 2013, the tax-basis components of accumulated earnings and the federal tax cost were as follows:

Cost for federal income tax purposes	$2,066,267,022
Gross unrealized appreciation	$94,294,563
Gross unrealized depreciation	(50,034,794)
Net unrealized appreciation	$44,259,769

The Fund incurred short-term capital losses of $4,301,259 and net ordinary losses of $447,597 after October 31, 2013, that it has elected to treat as arising in the following fiscal year.

As of December 31, 2013, the Fund had temporary book/tax differences primarily attributable to wash sales on portfolio securities, unrealized appreciation on passive foreign investment companies and certain fixed income securities and permanent book/tax differences primarily attributable to foreign currency transactions, certain fixed income securities and prior year REIT distribution adjustments. To reflect reclassifications arising from the permanent differences, paid-in capital was charged $2,998,570, accumulated undistributed net realized gain was credited $4,056,718 and dividends in excess of net investment income was charged $1,058,148. Net assets were not affected by this reclassification.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Note 6. Capital Stock

The Fund is authorized to issue 600 million shares of capital stock, at a par value of $0.001 per share. The Board of Directors of the Fund may increase or decrease the aggregate number of shares of common stock that the Fund has authority to issue. Transactions in Fund shares were as follows:

	For the Year Ended December 31, 2013		For the Year Ended December 31, 2012
	Shares	Amount	Shares	Amount
Class A:
Sold	21,902,040	$292,704,705	25,418,970	$325,040,045
Issued as reinvestment of dividends and distributions	1,448,838	19,098,608	1,043,170	13,406,946
Redeemed	(21,280,486)	(280,398,999)	(7,128,433)	(91,654,478)
Net increase	2,070,392	$31,404,314	19,333,707	$246,792,513
Class C:
Sold	13,470,728	$180,082,008	19,931,667	$252,206,078
Issued as reinvestment of dividends and distributions	916,517	12,009,991	560,528	7,183,060
Redeemed	(8,922,991)	(116,515,932)	(2,645,525)	(33,971,664)
Net increase	5,464,254	$75,576,067	17,846,670	$225,417,474
Class I:
Sold	84,401,360	$1,132,373,362	59,825,821	$765,409,444
Subscriptions in-kind[a]	—	—	342,468	4,291,121
Issued as reinvestment of dividends and distributions	2,259,411	29,806,582	1,201,092	15,472,775
Redeemed	(63,312,548)	(833,924,499)	(23,155,734)	(297,440,116)
Net increase	23,348,223	$328,255,445	38,213,647	$487,733,224

a  Certain shareholders of the Fund were permitted to purchase shares in-kind.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Note 7. Borrowings

The Fund, in conjunction with other Cohen & Steers open-end funds, is a party to a $200,000,000 syndicated credit agreement (the credit agreement) with State Street Bank and Trust Company, as administrative agent and operations agent, and the lenders identified in the credit agreement, which expires January 24, 2014. The Fund pays a commitment fee of 0.10% per annum on its proportionate  share of the unused portion of the credit agreement. Effective January 24, 2014, the credit agreement was renewed under similar terms and expires January 23, 2015.

During the year ended December 31, 2013, the Fund did not borrow under the credit agreement.

Note 8. Other

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

Note 9. Subsequent Events

Management has evaluated events and transactions occurring after December 31, 2013 through the date that the financial statements were issued, and has determined that no additional disclosure in the financial statements is required.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of
Cohen & Steers Preferred Securities and Income Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Cohen & Steers Preferred Securities and Income Fund, Inc. (the "Fund") at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
February 18, 2014

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

TAX INFORMATION—2013 (Unaudited)

Pursuant to the Jobs and Growth Relief Reconciliation Act of 2003, the Fund designates qualified dividend income of $79,514,900. Additionally, 40.99% of the ordinary dividends qualified for the dividends received deduction available to corporations. Also, the Fund designates a long-term capital gain distribution of $9,931,987 at the 20% maximum rate.

OTHER INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 800-330-7348, (ii) on our website at cohenandsteers.com or (iii) on the Securities and Exchange Commission's (the SEC) website at http://www.sec.gov. In addition, the Fund's proxy voting record for the most recent 12-month period ended June 30 is available by August 31 of each year (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC's website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC's website at http://www.sec.gov. In addition, the Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Please note that distributions paid by the Fund to shareholders are subject to recharacterization for tax purposes. The Fund may also pay distributions in excess of the Fund's net investment company taxable income and this excess could be a tax free return of capital distributed from the Fund's assets. The final tax treatment of all distributions is reported to shareholders on their 1099-DIV forms, which are mailed after the close of each calendar year.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

MANAGEMENT OF THE FUND

The business and affairs of the Fund are managed under the direction of the Board of Directors. The Board of Directors approves all significant agreements between the Fund and persons or companies furnishing services to it, including the Fund's agreements with its advisor, administrator, co-administrator, custodian and transfer agent. The management of the Fund's day-to-day operations is delegated to its officers, the advisor, administrator and co-administrator, subject always to the investment objective and policies of the Fund and to the general supervision of the Board of Directors.

The Board of Directors and officers of the Fund and their principal occupations during at least the past five years are set forth below. The statement of additional information (SAI) includes additional information about fund directors and is available, without charge, upon request by calling 800-330-7348.

Name, Address[1] and Age	Position(s) Held With Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]
Interested Directors[4]
Robert H. Steers[5] Age: 60	Director and Co-Chairman	Until next election of directors	Co-Chairman and Co-Chief Executive Officer of Cohen & Steers Capital Management, Inc. (CSCM or the Advisor) since 2003 and its parent, Cohen & Steers, Inc. (CNS) since 2004. Prior to that, Chairman of the Advisor; Vice President of Cohen & Steers Securities, LLC.	22	1991 to present
Martin Cohen[5,6] Age: 65	Director and Co-Chairman	Until next election of directors	Co-Chairman and Co-Chief Executive Officer of the Advisor since 2003 and CNS since 2004. Prior to that, President of the Advisor; Vice President of Cohen & Steers Securities, LLC.	22	1991 to present
Disinterested Directors
Michael G. Clark Age: 48	Director	Until next election of directors	From May 2006 to June 2011, President and Chief Executive Officer of DWS Funds and Managing Director of Deutsche Asset Management.	22	2011 to present

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COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

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Name, Address[1] and Age	Position(s) Held With Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]
Bonnie Cohen[6] Age: 71	Director	Until next election of directors	Consultant. Board Member DC Public Library Foundation since 2012, President since 2014; Board Member, United States Department of Defense Business Board, 2010-2014; Board Member, Teluride Mountain Film Festival since 2010; Advisory Board Member, Posse Foundation, 2004-2013; Trustee, H. Rubenstein Foundation since 1996; Trustee, District of Columbia Public Libraries since 2004.	22	2001 to present
George Grossman Age: 60	Director	Until next election of directors	Attorney-at-law	22	1993 to present
Richard E. Kroon Age: 71	Director	Until next election of directors	Member of Investment Committee, Monmouth University since 2004; Former Director, Retired Chairman and Managing Partner of Sprout Group venture capital funds, then an affiliate of Donaldson, Lufkin and Jenrette Securities Corporation from 1981 to 2001. Former chairman of the National Venture Capital Association for the year 2000.	22	2004 to present

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COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

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Name, Address[1] and Age	Position(s) Held With Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]
Richard J. Norman Age: 70	Director	Until next election of directors

Private Investor. Member, District of Columbia Department of Corrections Chaplains Corps from 2008 to February 2010; Member, Montgomery County, Maryland Department of Corrections Volunteer Corps since February 2010; Liason for Business Leadership, Salvation Army World Service Organization (SAWSO) since 2010; Advisory Board Member, The Salvation Army since 1985; Financial Education Fund Chair, The Foundation Board of Maryland Public Television since 2009; Former President, Executive Committee, Chair of Investment Committee, The Foundation Board of Maryland Public Television from 1997 to 2008. Prior thereto, Investment Representative of Morgan Stanley Dean Witter from 1966 to 2000.

				22	2001 to present
Frank K. Ross Age: 70	Director	Until next election of directors	Visiting Professor of Accounting, Howard University School of Business since 2004; Board member and Audit Committee Chair and Human Resources and Compensation Committee Member, Pepco Holdings, Inc. (electric utility) since 2004. Formerly, Midatlantic Area Managing Partner for Assurance Services at KPMG LLP and Managing Partner of its Washington, DC offices from 1977 to 2003.	22	2004 to present

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COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

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Name, Address[1] and Age	Position(s) Held With Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]
C. Edward Ward Jr. Age: 67	Director	Until next election of directors	Member of The Board of Trustees of Manhattan College, Riverdale, New York since 2004. Formerly Director of closed-end fund management for the New York Stock Exchange, where he worked from 1979 to 2004.	22	2004 to present

1  The address for each director is 280 Park Avenue, New York, NY 10017.

2  On March 12, 2008, the Board of Directors adopted a mandatory retirement policy stating a Director must retire from the Board on December 31st of the year in which he or she turns 75 years of age.

3  The length of time served represents the year in which the director was first elected or appointed to any fund in the Cohen & Steers fund complex.

4  "Interested person", as defined in the 1940 Act, of the Fund because of affiliation with CSCM (Interested Directors).

5  Effective January 1, 2014, Martin Cohen, currently co-Chairman and co-CEO, became Executive Chairman of the Advisor. Robert Steers, currently co-Chairman and co-CEO, became the sole CEO, responsible for day-to-day leadership and management of the Advisor.

6  Martin Cohen and Bonnie Cohen are not related.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

The officers of the Fund (other than Messrs. Cohen and Steers, whose biographies are provided above), their address, their ages and their principal occupations for at least the past five years are set forth below.

Name, Address and Age[1]	Position(s) Held with Fund	Principal Occupation During At Least the Past 5 Years	Length of Time Served[2]
Adam M. Derechin Age: 49	President and Chief Executive Officer	Chief Operating Officer of CSCM (since 2003) and CNS (since 2004). Prior to that, Senior Vice President of CSCM and Vice President and Assistant Treasurer of the Cohen & Steers funds.	Since 2005
Joseph M. Harvey Age: 50	Vice President	President and Chief Investment Officer of CSCM (since 2003) and President of CNS (since 2004). Prior to that, Senior Vice President and Director of Investment Research of CSCM.	Since 2004
William F. Scapell Age: 46	Vice President	Senior Vice President of CSCM since 2003. Prior to that, chief strategist for preferred securities at Merrill Lynch & Co., Inc.	Since 2003
Francis C. Poli Age: 51	Secretary	Executive Vice President, Secretary and General Counsel of CSCM and CNS since March 2007. Prior thereto, General Counsel of Allianz Global Investors of America LP.	Since 2007
James Giallanza Age: 47	Treasurer and Chief Financial Officer	Senior Vice President of CSCM since September 2006.	Since 2006
Lisa D. Phelan Age: 45	Chief Compliance Officer

Senior Vice President of CSCM since 2008. Chief Compliance Officer of CSCM, the Cohen & Steers funds, Cohen & Steers Asia Limited and CSSL since 2007, 2006, 2005 and 2004, respectively. Vice President of CSCM from 2006-2008.

Since 2006

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COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

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Name, Address and Age[1]	Position(s) Held with Fund	Principal Occupation During At Least the Past 5 Years	Length of Time Served[2]
Tina M. Payne Age: 39	Assistant Secretary

Senior Vice President and Associate General Counsel of the Advisor since 2010 and prior to that Vice President and Associate General Counsel since July 2007. Prior thereto, Vice President and Counsel at PFPC Inc, (financial services company) from 2003 to 2007. Associate at Stradley, Ronon, Stevens & Young, LLP (law firm) from 2001 to 2003.

Since 2007
Neil Bloom Age: 43	Assistant Treasurer	Vice President of the Investment Manager since August 2008. Prior thereto, Senior Tax Manager at KPMG, LLP (accounting firm) since 2004.	Since 2009

1  The address of each officer is 280 Park Avenue, New York, NY 10017.

2  Officers serve one-year terms. The length of time served represents the year in which the officer was first elected to that position in any fund in the Cohen & Steers fund complex. All of the officers listed above are officers of one or more of the other funds in the complex.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

Cohen & Steers Privacy Policy

Facts	What Does Cohen & Steers Do With Your Personal Information?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Transaction history and account transactions
• Purchase history and wire transfer instructions
How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons Cohen & Steers chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Cohen & Steers share?	Can you limit this sharing?
For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or reports to credit bureaus	Yes	No
For our marketing purposes— to offer our products and services to you	Yes	No
For joint marketing with other financial companies—	No	We don't share
For our affiliates' everyday business purposes— information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes— information about your creditworthiness	No	We don't share
For our affiliates to market to you—	No	We don't share
For non-affiliates to market to you—	No	We don't share

Questions?  Call 800-330-7348

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

Cohen & Steers Privacy Policy—(Continued)

Who we are
Who is providing this notice?

Cohen & Steers Capital Management, Inc., Cohen & Steers Asia Limited, Cohen & Steers UK Limited, Cohen & Steers Securities, LLC, Cohen & Steers Private Funds and Cohen & Steers Open- and Closed-End Funds (collectively, Cohen & Steers).

What we do
How does Cohen & Steers protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We restrict access to your information to those employees who need it to perform their jobs, and also require companies that provide services on our behalf to protect your information.

How does Cohen & Steers collect my personal information?	We collect your personal information, for example, when you:
• Open an account or buy securities from us
• Provide account information or give us your contact information
• Make deposits or withdrawals from your account
We also collect your personal information from other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only:
• sharing for affiliates' everyday business purposes—information about your creditworthiness
• affiliates from using your information to market to you
• sharing for non-affiliates to market to you
State law and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with affiliates.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with non-affiliates.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. • Cohen & Steers does not jointly market.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

Cohen & Steers Investment Solutions

COHEN & STEERS GLOBAL REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in global real estate equity securities

  •  Symbols: CSFAX, CSFBX*, CSFCX, CSSPX

COHEN & STEERS INSTITUTIONAL REALTY SHARES

  •  Designed for institutional investors seeking total return, investing primarily in REITs

  •  Symbol: CSRIX

COHEN & STEERS REALTY INCOME FUND

  •  Designed for investors seeking total return, investing primarily in real estate securities with an emphasis on both income and capital appreciation

  •  Symbols: CSEIX, CSBIX*, CSCIX, CSDIX

COHEN & STEERS INTERNATIONAL REALTY FUND

  •  Designed for investors seeking total return, investing primarily in international real estate securities

  •  Symbols: IRFAX, IRFCX, IRFIX

COHEN & STEERS
EMERGING MARKETS REAL ESTATE FUND

  •  Designed for investors seeking total return, investing primarily in emerging market real estate securities

  •  Symbols: APFAX, APFCX, APFIX

COHEN & STEERS REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in REITs

  •  Symbol: CSRSX

COHEN & STEERS INSTITUTIONAL GLOBAL REALTY SHARES

  •  Designed for institutional investors seeking total return, investing primarily in global real estate securities

  •  Symbol: GRSIX

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND

  •  Designed for investors seeking total return, investing primarily in global infrastructure securities

  •  Symbols: CSUAX, CSUBX*, CSUCX, CSUIX

COHEN & STEERS DIVIDEND VALUE FUND

  •  Designed for investors seeking long-term growth of income and capital appreciation, investing primarily in dividend paying common stocks and preferred stocks

  •  Symbols: DVFAX, DVFCX, DVFIX

COHEN & STEERS
PREFERRED SECURITIES AND INCOME FUND

  •  Designed for investors seeking total return (high current income and capital appreciation), investing primarily in preferred and debt securities

  •  Symbols: CPXAX, CPXCX, CPXIX

COHEN & STEERS REAL ASSETS FUND

  •  Designed for investors seeking total return and the maximization of real returns during inflationary environments by investing primarily in real assets

  •  Symbols: RAPAX, RAPCX, RAPIX, RAPRX, RAPZX

COHEN & STEERS
MLP & ENERGY OPPORTUNITY FUND

  •  Designed for investors seeking total return, investing primarily in midstream energy master limited partnership (MLP) units and related stocks

  •  Symbols: MLOAX, MLOCX, MLOIX, MLOZX

Distributed by Cohen & Steers Securities, LLC.

COHEN & STEERS GLOBAL REALTY MAJORS ETF

  •  Designed for investors who seek a relatively low-cost "passive" approach for investing in a portfolio of real estate equity securities of companies in a specified index

  •  Symbol: GRI

Distributed by ALPS Distributors, Inc.

ISHARES COHEN & STEERS REALTY MAJORS INDEX FUND

  •  Designed for investors who seek a relatively low-cost "passive" approach for investing in a portfolio of real estate equity securities of companies in a specified index

  •  Symbol: ICF

Distributed by SEI Investments Distribution Co.

*  Class B shares are no longer offered except through dividend reinvestment and permitted exchanges by existing Class B shareholders.

  Please consider the investment objectives, risks, charges and expenses of the fund carefully before investing. A summary prospectus and prospectus containing this and other information can be obtained by calling 800-330-7348 or by visiting cohenandsteers.com. Please read the summary prospectus and prospectus carefully before investing.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

OFFICERS AND DIRECTORS

Robert H. Steers
Director and Co-Chairman

Martin Cohen
Director and Co-Chairman

Michael G. Clark
Director

Bonnie Cohen
Director

George Grossman
Director

Richard E. Kroon
Director

Richard J. Norman
Director

Frank K. Ross
Director

C. Edward Ward, Jr.
Director

Adam M. Derechin
President and Chief Executive Officer

Joseph M. Harvey
Vice President

William F. Scapell
Vice President

Francis C. Poli
Secretary

James Giallanza
Treasurer and Chief Financial Officer

Lisa D. Phelan
Chief Compliance Officer

Tina M. Payne
Assistant Secretary

Neil Bloom
Assistant Treasurer

KEY INFORMATION

Investment Advisor

Cohen & Steers Capital Management, Inc.
280 Park Avenue
New York, NY 10017
(212) 832-3232

Co-administrator and Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Transfer Agent

Boston Financial Data Services, Inc.
30 Dan Road
Canton, MA 02021
(800) 437-9912

Legal Counsel

Ropes & Gray LLP
1211 Avenue of the Americas
New York, NY 10036

Distributor

Cohen & Steers Securities, LLC
280 Park Avenue
New York, NY 10017

Nasdaq Symbol: Class  A—CPXAX
Class  C—CPXCX
Class   I—CPXIX

Website: cohenandsteers.com

This report is authorized for delivery only to shareholders of Cohen & Steers Preferred Securities and Income Fund, Inc. unless accompanied or preceded by the delivery of a currently effective prospectus setting forth details of the Fund. Performance data quoted represent past performance. Past performance is no guarantee of future results and your investment may be worth more or less at the time you sell your shares.

COHEN & STEERS

PREFERRED SECURITIES AND INCOME FUND

280 PARK AVENUE

NEW YORK, NY 10017

eDelivery NOW AVAILABLE

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CPXAXAR

Annual Report December 31, 2013

Cohen & Steers Preferred Securities and Income Fund

Item 2. Code of Ethics.

The Registrant has adopted an Amended and Restated Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer.  The Code of Ethics was in effect during the reporting period.  The Registrant has not amended the Code of Ethics as described in Form N-CSR during the reporting period.  The Registrant has not granted any waiver, including an implicit waiver, from a provision of the Code of Ethics as described in Form N-CSR during the reporting period.  A current copy of the Code of Ethics is available on the Registrant’s website at www.cohenandsteers.com/assets/content/uploads/code_of_ethics_exec_and_senior.pdf.  Upon request, a copy of the Code of Ethics can be obtained free of charge by calling 800-330-7348 or writing to the Secretary of the Registrant, 280 Park Avenue, 10th floor, New York, NY 10017.

Item 3. Audit Committee Financial Expert.

The registrant’s board has determined that Michael G. Clark and Frank K. Ross, each a member of the board’s audit committee, are each an “audit committee financial expert”.  Mr. Clark and Mr. Ross are each “independent,” as such term is defined in Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) — (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

	2013	2012
Audit Fees	$46,350	$46,350
Audit-Related Fees	$0	$0
Tax Fees	$6,400	$6,400
All Other Fees	$0	$0

Tax fees were billed in connection with the preparation of tax returns, calculation and designation of dividends and other miscellaneous tax services.

(e)(1)                   The audit committee is required to pre-approve audit and non-audit services performed for the registrant by the principal accountant. The audit committee also is required to pre-approve non-audit services performed by the registrant’s principal accountant for the registrant’s investment advisor and any sub-advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and/or to any entity controlling, controlled by or under common control with the registrant’s investment advisor that provides ongoing services to the registrant, if the engagement for services relates directly to the operations and financial reporting of the registrant.

The audit committee may delegate pre-approval authority to one or more of its members who are independent members of the board of directors of the registrant. The member or members to whom such authority is delegated shall report any pre-approval decisions to the audit committee at its next scheduled meeting.  The audit committee may not delegate its responsibility to pre-

approve services to be performed by the registrant’s principal accountant to the investment advisor.

(e)(2)                   No services included in (b) — (d) above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)                                   Not applicable.

(g)                                  For the fiscal years ended December 31, 2013 and December 31, 2012, the aggregate fees billed by the registrant’s principal accountant for non-audit services rendered to the registrant and for non-audit services rendered to the registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and/or to any entity controlling, controlled by or under common control with the registrant’s investment advisor that provides ongoing services to the registrant were:

	2013	2012
Registrant	$6,400	$6,400
Investment Advisor	$15,000	$15,000

(h)                                 The registrant’s audit committee considered whether the provision of non-audit services that were rendered to the registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and/or to any entity controlling, controlled by or under common control with the registrant’s investment advisor that provides ongoing services to the registrant that were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X was compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not Applicable.

(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b) Certifications of chief executive officer and chief financial officer as required by Rule 30a- 2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

By:	/s/ Adam M. Derechin
	Name:	Adam M. Derechin
	Title:	President and Chief Executive Officer

Date: February 28, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Adam M. Derechin
	Name:	Adam M. Derechin
	Title:	President and Chief Executive Officer
(Principal Executive Officer)

By:	/s/ James Giallanza
	Name:	James Giallanza
	Title:	Treasurer and Chief Financial Officer
(Principal Financial Officer)

Date: February 28, 2014